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                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12


                                 SCANSOFT, INC.
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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)      Title of each class of securities to which transaction applies:

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     (2)      Aggregate number of securities to which transaction applies:

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     (3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)      Proposed maximum aggregate value of transaction:

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     (5)      Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)      Amount previously paid:

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     (2)      Form, Schedule or Registration Statement No.:

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     (3)      Filing Party:

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     (4)      Date Filed:
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The following e-mail was sent by ScanSoft, Inc. to an institutional holder of
ScanSoft common stock on March 10, 2005.

At a future meeting of ScanSoft's Compensation Committee, I will review the topic of providing loans for the exercise for stock options with a view towards eliminating this provision. I will also review with them the topic of accelerating vesting with a view toward redefining the Administrator's ability to accelerate vesting only for terminations and with proscribing specific conditions and circumstances by which the Compensation Committee can accelerate vesting.

                                             Sincerely,

                                             /s/ Paul A. Ricci
                                             Paul A. Ricci
                                             Chairman & CEO
                                             ScanSoft, Inc.